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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-40688 and 333-93949) of OfficeMax, Inc. of our report dated March 6, 2001 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, Ohio
April 2, 2001